Widespread  hydrocarbon
source and reservoir rock
across the Rockies
History of conventional
production in Rockies basins
•
Up to 12MMBoe fields dating back
to 1957
•
Up to 1.5 MMBoe/well
•
Natural fracturing key to
conventional production
•
Wattenberg Field: Early indication
of resource potential
•
Silo Field: Early application of
horizontal drilling
Niobrara:  Expanding Rockies Oil Resource
Niobrara oil production
Niobrara  gas production
Williston Basin
DJ Basin
Powder River
Basin
Green River
Basin
Wyoming
Colorado

Exhibit 99.5

Mountains
Seaway
Seaway
Shoreline
Shoreline

Continental
RESOURCES

Niobrara Depositional  Environment
Niobrara was deposited in
ancient Cretaceous seaway
85 million years ago
Organic shales throughout
(source rock)
East side: Higher carbonate
content
West side: Higher clay
content
Niobrara preserved in
present-day basins
Source:  USGS 2005

Goshen
Platte
Sioux
Scotts Bluff
Front Range
Banner
Kimball
Wyoming
Nebraska
Colorado
Colorado
Weld
Morgan
Boulder
Broomfield
Adams

DJ Basin : 1
st
Niobrara Basin to Take Off
3
~5MM acres in thermally mature
fairway
4 Billion Boe potential recoverable
reserves
•
320-acre spacing, 286 MBoe EUR per
well (unrisked)
12 horizontal rigs drilling
•
10 reported hz producers since June ‘09
•
27 hz wells completing
•
90 permits in the last 90 days
Early indications:
•
Repeatable commercial production
•
Up to 1,558 Bopd initial rates
Niobrara horizontal permit
Niobrara horizontal well WOC
Niobrara horizontal producer
Niobrara horizontal rig on location
Silo Field
~11MMBo
EOG
discovery
wells
SM Energy
EOG
Thermally
mature fairway
Wattenberg
Field
~4.2 Tcfe
Noble
100 miles

DJ Basin Niobrara: Reservoir Description
Targeted “B” bench
•
Chalk/limestone/organic
shales
•
50’ to 100’ thick
•
Depth: 6,000’ to 9,000’
•
Porosity up to 16%
•
Average TOC ~3%
•
Vitrinite reflectance: 0.6 to
1.3
•
Porosity and carbonate
content vary across basin
•
Fracture and matrix
deliverability
4
Niobrara “C”
D Sand
J Sand
Sonneberg 2002
Typical
Depth
4300’
4800’
6800’
7100’
7600’
7800’
Niobrara “A”
Niobrara “B”
Ft. Hays Limestone
Codell Sand
Graneros Shale
Greenhorn Limestone
3
J  Sand
Skull Creek Shale
Dakota Sand
Sussex (Terry) SS
Pierre Shale
Pierre Shale
Shannon SS
Pierre Shale
NIOBRARA TYPE LOG
Resistivity
Porosity Gamma Ray
“B” bench
target
Codell
Niobrara
7300
7350
7400
7450
7250
7200
7150
7500
7550
7600
7650

Goshen
Platte
Sioux
Scotts Bluff
Front Range
Banner
Laramie
Kimball
Wyoming
Nebraska
Colorado
Colorado
Larimer
Weld
Boulder
Broomfield
Adams
Ipin
Jefferson

Continental’s Niobrara Acreage

CLR leasehold
Niobrara horizontal permit
Niobrara horizontal well WOC
Niobrara horizontal producer
Niobrara horizontal rig drilling
CLR Pump
House
Project Area
100 miles
Wattenberg
Field
Silo Field
73,000 net acres in Niobrara
•
28% Colorado
•
72% Wyoming
228 net potential locations
(assuming 320-acre spacing)
53 MMBoe potential net reserves
(unrisked)

12N 66W
12N 65W
12N 64W
12N 63W
12N 62W
12N 61W
12N 60W
11N 66W
11N 65W
11N 61W
11N 60W
10N 66W
10N 64W
10N 63W
10N 61W
10N 60W
9N 66W
9N 65W
9N 64W
9N 63W
9N 62W
9N 61W
9N 60W
Weld
8N 66W
8N 65W
8N 64W
8N 63W
8N 61W
8N 60W
7N 63W
7N 62W
7N 61W
7N 60W
6N 61W
6N 60W
5N 61W
5N 60W

Continental
RESOURCES

Pump House Project: Weld Co., Colorado

Hereford Field
Wattenberg
Field
NBL
NBL
NBL
NBL
CLR leasehold
Niobrara horizontal permit
Niobrara horizontal well WOC
Niobrara horizontal producer
Niobrara horizontal rig drilling
A
A’
Pump House Project
CLR:  Newton 1-9H
36 miles
14,400 net acres
Located in the most active
area of the play
Newton 1-9H (79% WI)
•
1,280-acre spacing planned
•
Q4 2010 spud date
Acquiring 80 square miles
of 3D seismic

Cross Section A to A’

Niobrara
TARGET
A
“B” Bench
GR
GR
Resistivity Porosity Resistivity Porosity GR
Resistivity Porosity
EOG  Hereford Field
CLR Pump House Project
Wattenberg Field
A’
7300
7350
7400
7450
6450
10%
10%
10%
6550
6660
6650
7150
7200
7250
7300
7400
7500
7250
7200
6400
6500
7100
7350
32 Miles

Common Early Stage Questions

Fracture or matrix production?
•
Conventional wells in resource plays have typically required natural fracturing for commercial production.
•
Niobrara displays both fracture and matrix production (Silo
Field).
•
Technology taps into matrix
Continuous reservoir?
•
General characteristic of resource plays, but lithology will vary across a play
•
Variations overcome by technology

Barrels of oil per day
CV.cd_oil (bbl/d)

Continental
RESOURCES

0.1 0.5 1 5 10 50 100
1
5
10
50
100
CV.Cum_oil ( Mbbl )
S G MCCONNAUGHEY   1
Fracture and Matrix Production
Cumulative oil production (MBo)
9
Silo Field Vertical Well
Matrix production
8 MBo
Fracture production
8 MBo

1 5 10 50 100 500 1000
1
5
10
50
100
500
1000
CV.Cum_oil ( Mbbl )
SWEETWATER 41-17   1H
10
Fracture and Matrix Production
Matrix production
40 MBo
Fracture production
100 MBo
Silo Field Horizontal Well
Cumulative oil production (MBo)

Sweetwater 41-17 1H
Rate-Time and Cum-Time Plot
Monthly Oil
Cumulative Oil
Fracture
Matrix
1,000,000
100,000
10,000
1,000
100
10
Barrels of Oil per Month / Cumulative Oil
0
12
24
36
48
60
72
84
96
108
120
132
144
156
168
180
Month

Continental RESOURCES

Rate-Time Plot, Horizontal Well 11

Rate-Time Plots for 1,280- and 640-Spaced Wells
MBoe Per Month
100
10
1
0.1
0
60
120
180
240
300
360
Month
Niobrara 286 MBOE Model
Niobrara 572 MBOE Model

Continental
RESOURCES

Niobrara Production Model 12

90
80
70
60
50
40
30
20
10
50
60
70
80
90
100
110
NYMEX Oil Price, $/Bbl

Niobrara Economic Models 13 Rates of Return % * Economics net of $7 differential. 1,280 Spacing Model CWC: $6.2MM EUR: 572 MBoe 640 Spacing Model CWC: $4.2MM EUR: 286 MBoe

14 Questions?